SEMIANNUAL
                                             REPORT
                                NEEDHAM GROWTH FUND
---------------------------------------------------

                     SIX MONTHS ENDED JUNE 30, 1999
                                         (UNAUDITED)



                                    [GRAPHIC OMITTED]

[GRAPHIC OMITTED]
Needham Growth Fund
445 Park Avenue
New York, New York 10022-2606

1-800-625-7071


Semiannual Report
for the six months ended June 30, 1999
(unaudited)

                                                          SEMIANNUAL REPORT 1999
--------------------------------------------------------------------------------

                       THE NEEDHAM GROWTH FUND -- SEEKING TO BUILD WEALTH FOR LONG-TERM INVESTORS.



                       CONTENTS





                       Letter from the Advisor               2
                       Statement of Net Assets               6
                       Schedule of Securities Sold Short     9
                       Statement of Operations              10
                       Statements of Changes in Net Assets  11
                       Financial Highlights                 12
                       Notes to Financial Statements        13

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

                                                              SIX MONTHS RESULTS
                                                                   JUNE 30, 1999






Dear Shareholders, Friends of Needham, or Prospective Shareholders,

We are pleased to report performance results for the Needham Growth Fund ("NEEGX") for the quarter ended June 30, 1999 ("2Q99"), for the period ended June 30, 1999 ("YTD"), the year ended June 30, 1999 ("1 Year"), the three-year period ended June 30, 1999 ("3 Years") and since the inception of the Fund through June 30, 1999 ("Life of Fund"). Our performance relative to the major indices for these periods is as follows:

------------------------------------------------------------------------------------------------------
               BENCHMARKS                  2Q99     YTD     1 YEAR   3 YEARS (6)    LIFE OF FUND (6)
            ----------------              ------   ------   ------   -----------  --------------------
      Needham Growth Fund (1)             21.23%   25.30%   35.27%     22.99% (7)     31.87% (8)

      Dow Jones Industrial Average (2)    12.54%   19.49%   24.70%     27.01%         26.71%

      S&P 500 Index (3)                    7.05%   11.67%   22.76%     29.04%         27.91%

      S&P 400 Midcap Index (4)            14.16%    6.22%   17.17%     22.43%         21.99%

      Russell 2000 Index (5)              15.52%    8.47%    1.46%     11.23%         12.72%
------------------------------------------------------------------------------------------------------

1. INVESTMENT RESULTS CALCULATED AFTER REINVESTMENT OF DIVIDENDS.
2. DOW JONES INDUSTRIAL AVERAGE IS A DAILY MEASURE OF SELECTED STOCKS TRADED ON THE NYSE.
3. S&P 500 STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET AND IS NOT AVAILABLE FOR PURCHASE.
4. S&P 400 MIDCAP STOCK INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET AND IS NOT AVAILABLE FOR PURCHASE.
5. RUSSELL 2000 IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 NASDAQ COMPANIES AND IS NOT AVAILABLE FOR PURCHASE.
6. COMPOUND ANNUAL GROWTH RATE. ASSUMES ALL DIVIDENDS ARE REINVESTED IN SHARES OF THE FUND.
7. TOTAL RETURN FOR THE 3 YEARS WAS 86.04%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND.
8. TOTAL RETURN SINCE INCEPTION WAS 163.25%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND. THE INCEPTION DATE OF THE FUND WAS 1/1/96.

NOTE: THE RETURNS SHOWN ABOVE ARE HISTORICAL AND REFLECT CHANGES IN SHARE PRICE,
      REINVESTED DIVIDENDS AND ARE NET OF EXPENSES. INVESTMENT RESULTS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL VARY. PAST PERFORMANCE NOTED ABOVE DOES NOT GUARANTEE FUTURE RESULTS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SINCE INCEPTION, THE FUND'S ADVISER HAS ABSORBED CERTAIN EXPENSES OF THE FUND, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER.

BACKGROUND

The second quarter of 1999 was characterized by a revival in the cyclical stocks, a newly found interest in the micro and small cap stocks, and the first reevaluation of the internet stocks. In this sector, the new issue market struggled for about a month and some internet stocks had a 50% retracement from their all time highs. As the market sought a balance between growth at any price, growth at a reasonable price [GARP] and value, we lived through a cycle of vicious rolling sector rotations and sell offs. Since that time, the new issue market has become almost frenzied, as an ever increasing number of lower quality issuers access the capital markets. The dichotomy for us is when will the "new era" and the traditional valuation tools converge or will we continue to live with a bifurcated evaluation process? My sense is that convergence will happen soon!

The "Goldilocks Economy" scenario, about which we wrote in our January letter, has continued and is now embraced by an ever increasing number of economists. Real GDP growth continues at around 4%, productivity growth has surged again and core inflation rates have moved lower; oil and some industrial commodity prices have risen but agricultural commodity and gold prices continue to decline. The dollar has strengthened (especially against the European currency) and bond yields have backed up 100 basis points, leading the bond market experts to become concerned about the tight labor statistics and the possibility of wage inflation. The equity markets, however, are joining the "new era" outlook and banking on strong second quarter earnings growth and continued strong prospects in the second half.

                                                          SEMIANNUAL REPORT 1999
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

NGF seeks to create long-term, tax efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may have a competitive advantage by acquiring and retaining more customers, driving costs down and profits up. NGF also looks for seasoned and motivated management with "incentives" to win. Companies with these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth and momentum investors to sell. At this point, NGF may deem the stock to be reasonably priced and purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price" ("GARP").

INVESTMENT PROFILE

At June 30, 1999, NGF's sector holdings consisted of the following:

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
   Technology/Telecommunications                 69.77%
   Retail/Small Business Services                  6.3%
   Short-Term Investments                         0.01%
   Media/Leisure                                 10.25%
   Healthcare/Medical Devices/Pharmaceuticals    13.67%

The market value of stocks sold short represented approximately 10.63% of the total value of the long portfolio held by the Needham Growth Fund.

NGF's top ten holdings at quarter end (in descending order of market value) were AT&T Corp.-Liberty Media Group, Series A, Hadco Corp., Quintiles Transnational Corp., Analog Devices, Inc., Park Electrochemical Corp., Kronos, Inc., Galileo Technology Ltd., Advanced Micro Devices, Inc., USA Networks, Inc., and Atmel Corp.

INVESTMENT ANALYSIS

The "new age economy" sector, in general, continues to offer extremely attractive long-term opportunities. As the quarter progressed, we have taken some long-term profits in mid to large cap names and repositioned ourselves in mid to small cap names, especially in technology. We have also focused on quality companies that have been in transition, either product or management. These types of stocks provide less downside risk and good upside potential. We have also been active on the short side of the market, especially in internet and software stocks.

In the technology arena, we have added to our contract manufacturing exposure primarily in printed circuit board assembly and manufacturing, again focusing on turnarounds and consolidations. In the software area we have favored infrastructure software such as middleware over enterprise application software, and together with the internet area, we have found this space especially lucrative on the short-side. In the semiconductor manufacturing space, we have added to our exposure in both programmable logic and other memory devices, focusing on the secondary names where the leverage is greatest. In communications semiconductors, we have maintained our exposure as indeed we have in wireless communications equipment. In the semiconductor capital equipment space, we have again increased our exposure to the small and mid cap names focusing on wafer processing applications and photo lithography. We continue to maintain significant positions in networking equipment and have significantly increased our commitment to the data storage area. We ended the quarter with 69.77% of the portfolio in technology and communications, up from 56.6% at the end of the first quarter of 1999.

The media, leisure, entertainment, cable and content stocks continued their spectacular gains during the second quarter after consolidating their 1997/98 gains in the first quarter of 1999. The ATT/TCI Cable merger and Charter Cable acquisitions, as well as the ATT and Comcast bidding war for Media One created all time highs in total enterprise and cable subscriber valuations. With many of our holdings becoming long term, we were able to take profits and scale back our exposure to these lofty valuations. We also took some profits in Liberty Media, our largest position, and have reinvested the proceeds in the international cable area where evaluations are still modest. This is one sector where we have maintained a consistent focus on the mid to large cap names. As I stated in our last quarterly

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

letter, it is difficult for the Fund to have large internet holdings as they do not fit our investment discipline. Nevertheless, we have continued to focus on indirect internet themes and the large media and content companies that are establishing joint-ventures or acquiring internet companies. We ended the quarter with 10.25% of the portfolio in this area, down from 22.2% at the end of the prior quarter.

In the healthcare, drugs, medical devices and biotechnology area, we continue to focus on the healthcare outsourcing area, both through electronic data exchange and information. We are consistently searching for undervalued and under appreciated stocks in this area, but it has required patience! We ended the quarter with a 13.67% exposure, up slightly from 11% at the end of the first quarter.

In retailing and business services, we continue to maintain a small exposure, mostly in business services companies with internet strategies. We have also focused on small cap retailing ideas for Generation Y. Group exposure had risen slightly from 5% to 6.3% at the end of the quarter.

OUTLOOK

As we survey the success of the economy, the stock market and the Needham Growth Fund returns during the first half of 1999, it would be easy to become complacent, look across the valley that could characterize the third quarter to the grand finale for the 20th century. Let us pause and survey the economic and corporate outlook: the financial market situation seems perfect -- a budget surplus, no inflation and persistent profit growth; benign deflation -- falling prices supported by technological innovation and economic growth; a muted business cycle with low inventories again from low inflation and improved information technology; an improving corporate profit picture and finally a neutral Fed monetary stance. So what is wrong with this near perfect picture? It is all already discounted in the financial markets and there is too much complacency. The near term challenge will be to husband and retain our hard earned gains as the market digests 2nd quarter earnings and responds to the challenge of the next six months. So let us review those challenges as to be "forewarned is forearmed".

Any unforeseen rise in the consumer or producer price indices in the United States will lead to a reevaluation of interest rates by the Fed -- so would a serious shortage of labor as this impacts not only economic output, but also consumer demand. Another risk is a significant overseas economic revival that would exert inflationary pressures, weaken the dollar, raise the cost of imports and create competitive markets for the cheap capital available in the United States. In addition, the continued speculative excesses in the equity market could engender a serious market setback. On the technology side, we are concerned about the impact of the "Free-PC", as well as the potential slow down in spending on information technology, software and storage as we approach Y2K. On the healthcare side, we note the continued uncertainty about medicare reforms and election platforms promising politically expedient but economically onerous solutions. On the cable side, demand for "open access" by local municipal and county authorities may gather speed, forcing the Federal Communications Committee (FCC) to intercede. Finally, no investment letter would be complete without a comment on the new paradigm evaluations in the internet space. We have already seen one healthy correction during the last quarter. The key is to focus on the best business models. As we stated last quarter, a rising tide lifts all ships, but currently there is a huge excess of leaky vessels! Patience and discipline will be richly rewarded, so will the short sellers!

While we are optimistic and constructive on the market as we approach the new millenium, we believe the market needs to consolidate its first half gains, digest the second quarter earnings results and focus on the constructive international outlook and the success of the domestic economic and business environment before moving to new valuation levels. We are particularly pleased by the broadening out of the market as investors have favored small to mid-cap stocks (our primary focus) over large cap growth and momentum stocks and index funds. We do best in a stock pickers' market! We look forward to a successful and prosperous second half of 1999. We, as managers or prospective managers of your money, are also your partners as investors. We thank you for your interest, support, and confidence and for investing with us.

If you have any questions, thoughts or concerns, please do not hesitate to call me at 212/705-0327 or e-mail me at pt@needhamco.com.

Yours sincerely,

/S/ PETER J.R. TRAPP
Peter J. R. Trapp
Portfolio Manager

                                                          SEMIANNUAL REPORT 1999
--------------------------------------------------------------------------------

                               NEEDHAM GROWTH FUND
                         COMPARATIVE INVESTMENT RETURNS
       An initial investment of $10,000 as of January 1, 1996 (inception)
                   would be worth $26,325 as of June 30, 1999
[GRAPHIC OMITTED}
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Needham          S&P 400                          S&P 500          RUSSELL 2000
            Growth Fund      MIDCAP Index      DJI AVERAGE        Index              Index

1/2/96      $10,000.00        $10,000.00       $10,000.00        $10,000.00        $10,000.00
1/31/96     $10,850.50        $10,134.00       $10,543.60        $10,326.20        $ 9,981.33
2/29/96     $12,160.00        $10,460.40       $10,720.10        $10,397.80        $10,283.60
3/29/96     $12,570.00        $10,572.00       $10,918.50        $10,480.10        $10,468.40
4/30/96     $13,530.00        $10,882.80       $10,883.20        $10,620.90        $11,022.60
5/31/96     $14,430.00        $11,012.20       $11,028.00        $10,863.60        $11,452.00
6/28/96     $14,150.00        $10,833.60       $11,050.40        $10,888.10        $10,969.70
7/31/96     $13,800.00        $10,090.00       $10,804.70        $10,390.00        $10,001.00
8/30/96     $14,320.00        $10,656.00       $11,053.50        $10,585.50        $10,566.80
9/30/96     $15,070.00        $11,105.90       $11,495.10        $11,158.90        $10,962.80
10/31/96    $15,000.00        $11,124.70       $11,782.80        $11,450.50        $10,778.50
11/29/96    $15,281.40        $11,733.80       $12,785.90        $12,290.70        $11,207.10
12/31/96    $15,155.90        $11,732.50       $12,601.40        $12,026.40        $11,476.10
1/31/97     $15,752.10        $12,159.80       $13,314.30        $12,763.80        $11,692.60
2/28/97     $15,835.70        $12,043.70       $13,440.60        $12,839.40        $11,395.10
3/31/97     $15,909.00        $11,514.90       $12,865.60        $12,292.30        $10,841.50
4/30/97     $15,950.80        $11,800.90       $13,697.10        $13,010.20        $10,855.50
5/30/97     $16,662.00        $12,814.90       $14,326.50        $13,772.30        $12,050.50
6/30/97     $16,923.50        $13,158.70       $14,994.40        $14,370.80        $12,544.50
7/31/97     $17,885.80        $14,444.50       $16,068.80        $15,493.50        $13,117.70
8/29/97     $18,063.60        $14,412.90       $14,895.90        $14,603.40        $13,401.00
9/30/97     $18,600.60        $15,224.90       $15,526.80        $15,379.70        $14,362.80
10/31/97    $17,944.20        $14,546.90       $14,543.50        $14,849.40        $13,712.10
11/28/97    $17,753.70        $14,747.10       $15,288.10        $15,511.50        $13,606.40
12/31/97    $17,526.70        $15,303.40       $15,454.50        $15,755.50        $13,831.10
1/30/98     $17,891.30        $14,997.20       $15,451.10        $15,915.40        $13,610.50
2/27/98     $19,374.20        $16,222.50       $16,700.30        $17,036.70        $14,616.30
3/31/98     $18,730.00        $16,939.00       $17,196.80        $17,887.60        $15,212.80
4/30/98     $19,276.90        $17,232.40       $17,711.90        $18,049.90        $15,282.80
5/29/98     $18,766.40        $16,441.00       $17,392.50        $17,710.10        $14,451.40
6/30/98     $19,460.00        $16,529.60       $17,494.30        $18,408.60        $14,475.70
7/31/98     $18,732.20        $16,460.20       $18,247.80        $19,092.20        $13,769.80
8/31/98     $15,024.60        $13,398.70       $15,532.70        $16,334.70        $11,100.40
9/30/98     $16,665.80        $14,648.80       $16,183.10        $17,381.20        $11,959.20
10/31/98    $18,547.00        $15,955.00       $17,738.00        $18,794.00        $12,498.00
11/30/98    $18,693.00        $16,751.00       $18,868.00        $19,932.00        $13,107.00
12/31/98    $21,078.00        $18,688.00       $18,932.00        $20,957.00        $13,890.00
1/31/99     $21,998.00        $18,041.00       $19,402.00        $21,961.00        $14,106.00
2/28/99     $20,718.00        $17,098.00       $19,341.00        $21,279.00        $12,970.00
3/31/99     $21,714.00        $17,576.00       $20,364.00        $22,130.00        $13,610.00
4/30/99     $22,535.00        $18,962.00       $22,461.00        $22,987.00        $14,315.00
5/29/99     $24,059.00        $19,045.00       $22,035.00        $22,445.00        $14,560.00
6/30/99     $26,325.00        $20,065.00       $22,919.00        $23,690.00        $15,214.00



The above illustration compares a $10,000 investment in the Needham Growth Fund on January 1, 1996 to a $10,000 investment in the noted benchmarks on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

Past performance is not predictive of future performance. The Fund's share price and return will vary so that an investor's shares, when redeemed, may be worth more or less than their original cost.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Statement of Net Assets (UNAUDITED)
JUNE 30, 1999
                                                    SHARES      VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - (104.1%)
-------------------------------------------------------------------------------
BROADCASTING & MEDIA - (10.8%)
AT&T Corp.-Liberty Media Group, Series A*(DAGGER)   40,000  $ 1,470,000
News Corp., Ltd., Sponsored ADR                     20,000      706,250
USA Networks, Inc.*                                 20,000      802,500
--------------------------------------------------------------------------------
                                                              2,978,750
--------------------------------------------------------------------------------
BUSINESS SERVICES - (3.4%)
Convergys Corp.*                                    20,000      385,000
Harte-Hanks, Inc.                                   20,000      542,500
--------------------------------------------------------------------------------
                                                                927,500
--------------------------------------------------------------------------------
CABLE TV - (8.3%)
Cable and Wireless Public Limited Co.*              10,000      396,250
Cablevision Systems Corp., Class A                   8,000      560,000
Jones Intercable, Inc. Class A*                     10,000      490,000
United International Holdings, Class A*              7,000      473,375
United Pan Europe Communications*                    7,000      386,750
--------------------------------------------------------------------------------
                                                              2,306,375
--------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.8%)
Compaq Computer Corp.                               10,000      236,875
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - (8.4%)
Aspen Technology, Inc.*(DAGGER)                     20,000      235,000
BEA Systems, Inc.*                                  20,000      571,250
CBT Group Public Limited Co.*                       20,000      330,000
Kronos, Inc.*(DAGGER)                               20,000      910,000
Novell, Inc.*                                       10,000      265,000
--------------------------------------------------------------------------------
                                                              2,311,250
--------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (13.6%)
Artesyn Technologies, Inc.*                         10,000      221,875
CMC Industries, Inc.*                               30,000      204,375
Hadco Corp.*(DAGGER)                                30,000    1,192,500
Park Electrochemical Corp.                          31,900      917,125
Sanmina Corp.*                                      10,000      758,750
SCI Systems, Inc.*                                  10,000      475,000
--------------------------------------------------------------------------------
                                                              3,769,625
--------------------------------------------------------------------------------
DATA PROCESSING - (1.8%)
First Data Corp.(DAGGER)                            10,000      489,375
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION - (0.7%)
Cadence Design Systems, Inc.*                       15,000      191,250
--------------------------------------------------------------------------------
ELECTRONICS & INSTRUMENTATION - (1.9%)
EMS Technologies, Inc.*                             20,000      290,000
Lecroy Corp.*                                       10,000      236,875
--------------------------------------------------------------------------------
                                                                526,875
--------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (2.2%)
Data General Corp.*                                 20,000      291,250
Overland Data, Inc.*                                50,000      318,750
--------------------------------------------------------------------------------
                                                                610,000
--------------------------------------------------------------------------------
HEALTH CARE - (7.4%)
First Health Group Corp.*                           20,000      431,250
IDX Systems Corp.*                                   5,000      112,813

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 1999
--------------------------------------------------------------------------------

                                                    SHARES        VALUE
--------------------------------------------------------------------------------
IMS Health, Inc.*                                   10,000   $  312,500
Quintiles Transnational Corp.*(DAGGER)              25,000    1,050,000
Women First Healthcare, Inc.*                       10,000      132,500
--------------------------------------------------------------------------------
                                                              2,039,063
--------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (1.2%)
Omnicare, Inc.                                      10,000      126,250
Phycor, Inc.*                                       27,500      203,672
--------------------------------------------------------------------------------
                                                                329,922
--------------------------------------------------------------------------------
INTERNET - (0.0%)
Ask Jeeves, Inc.*                                      100        1,400
--------------------------------------------------------------------------------
MEDICAL DEVICES - (4.8%)
CONMED Corp.*                                       15,000      459,375
SeaMED Corp.*                                       20,000      235,000
Varian Medical Systems, Inc.                        25,000      631,250
-----------------------------------------------------------------------
                                                              1,325,625
-----------------------------------------------------------------------
NETWORKING & TELECOMMUNICATIONS EQUIPMENT - (4.9%)
3Com Corp.*                                         20,000      533,750
Advanced Fibre Communications*                      30,000      468,750
Premisys Communications, Inc.*                      50,000      365,625
--------------------------------------------------------------------------------
                                                              1,368,125
--------------------------------------------------------------------------------
RETAILING - (3.3%)
Happy Kids, Inc.*                                   15,000      130,313
McNaughton Apparel Group, Inc.*                     20,000      167,500
PETCO Animal Supplies, Inc.*                        20,000      315,000
West Marine, Inc.*                                  20,000      291,250
--------------------------------------------------------------------------------
                                                                904,063
--------------------------------------------------------------------------------
SEMI-CONDUCTOR DEVICES - (19.4%)
Actel Corp.*(DAGGER)                                50,000      737,500
Advanced Micro Devices, Inc.*                       45,000      812,812
Analog Devices, Inc.*(DAGGER)                       20,000    1,003,750
Atmel Corp.*                                        30,000      785,624
Cypress Semi-Conductor Corp.*                       20,000      330,000
Exar Corp.*                                         10,000      247,500
Galileo Technology Ltd.*                            20,000      906,250
Integrated Device Technology, Inc.*                 50,000      543,750
--------------------------------------------------------------------------------
                                                              5,367,186
--------------------------------------------------------------------------------
SEMI-CONDUCTORS CAPITAL EQUIPMENT - (11.2%)
Applied Science and Technology, Inc.*               30,000      675,000
Cohu, Inc.                                          10,000      353,750
Electroglas, Inc.*                                  10,000      200,000
ETEC Systems, Inc.*                                 10,000      332,500
FSI International, Inc.*                            20,000      166,250
Helix Technology Corp.                              10,000      239,375
Mattson Technology, Inc.*                           10,000      126,250
Photronics, Inc.*                                   10,000      245,000
Varian Semiconductor Equipment Associates, Inc.*    45,000      765,000
--------------------------------------------------------------------------------
                                                              3,103,125
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $20,404,015)                       28,786,384
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Statement of Net Assets (Continued)(UNAUDITED)
JUNE 30, 1999
                                                    SHARES     VALUE
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - (1.0%)
H & Q Healthcare Investors Fund                     10,249   $  149,251
H & Q Life Sciences Investors Fund                  10,237      127,963
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES (Cost $314,807)                      277,214
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                  CONTRACTS
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (0.8%)
Natural Gas Index, July $140                            50       52,500
Oil Service Sector Index, July $75                      50       28,750
Russell 2000 Index, July $450                          100      126,250
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $249,975)                    207,500
--------------------------------------------------------------------------------
                                                    SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (0.0%)
--------------------------------------------------------------------------------
Provident Institutional Funds - TempCash Portfolio   2,166        2,166
The RBB Sansom Street Money Market Portfolio         2,166        2,166
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,332)                        4,332
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TOTAL INVESTMENTS - (105.9%)
(Cost $20,973,129)(DAGGER)(DAGGER)                           29,275,430

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER LIABILITIES IN EXCESS OF ASSETS - (-5.9%)
--------------------------------------------------------------------------------
Receivable from Brokers for Securities Sold Short             2,691,683
Receivable for Investment Securities Sold                     1,732,525
Other Assets                                                     65,943
Securities Sold Short at Value (proceeds - $2,691,683)       (3,482,719)
Payable for Investment Securities Purchased                  (1,595,873)
Payable for Fund Shares Redeemed                               (898,030)
Net Amounts due to Affiliates                                   (92,055)
Other Liabilities                                               (40,954)
--------------------------------------------------------------------------------
                                                             (1,619,480)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS - (100.0%)(Applicable to 1,277,998 shares
outstanding, $.001 par value, 1,000,000,000
shares authorized)                                          $27,655,950
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE    $     21.64


*NON-INCOME PRODUCING SECURITY.
(DAGGER)SECURITY POSITION IS EITHER ENTIRELY OR PARTIALLY HELD IN A SEGREGATED
   ACCOUNT AS COLLATERAL FOR SECURITIES SOLD SHORT.
(DAGGER)(DAGGER) APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES.
ADR - AMERICAN DEPOSITORY RECEIPT.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 1999
--------------------------------------------------------------------------------

Schedule of Securities Sold Short (UNAUDITED)
JUNE 30, 1999
NAME OF ISSUER                                      SHARES     VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
Applied Micro Circuits Corp.                         3,000  $   246,750
Brocade Communications Systems, Inc.                 3,500      337,530
Critical Path, Inc.                                  3,000      165,938
Friedman, Billings, Ramsey Group, Inc.              10,000      118,750
Messagemedia, Inc.                                  20,000      380,000
Micron Technology, Inc.                             10,000      403,125
Online Resources & Communications Corp.             15,000      203,438
Powerwave Technologies, Inc.                        15,000      483,750
Rambus, Inc.                                         5,000      460,938
Wit Capital Group, Inc.                              5,000      170,000
Worldgate Communications, Inc.                      10,000      512,500

--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $2,691,683)           $ 3,482,719
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Statement of Operations (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                     $   43,043
Dividends                                                        11,651
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          54,694

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment Advisory fee                                         131,984
Administration and Accounting fee                                32,500
Distribution fees                                                26,397
Legal fee                                                        22,684
Custodian fee                                                    19,243
Transfer Agent fee                                               15,000
Audit fee                                                        13,162
Organization expenses                                            13,141
Directors' fees                                                  11,945
Shareholders' reports                                             9,776
Other expenses                                                   22,578
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  318,410
--------------------------------------------------------------------------------
Expenses Waived and Reimbursable                                (54,443)
--------------------------------------------------------------------------------
NET EXPENSES                                                    263,967

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                            (209,273)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Net Realized Gain on Investment Securities                    3,743,987
Net Realized Loss on Option Contracts                          (936,979)
Change in Unrealized Appreciation (Depreciation)
   of Investment Securities                                   2,406,667
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                             5,213,675

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $5,004,402
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 1999
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                          SIX MONTHS ENDED   YEAR ENDED
                                             JUNE 30, 1999 DECEMBER 31,
                                                (UNAUDITED)        1998
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
OPERATIONS:
--------------------------------------------------------------------------------
Net Investment Loss                            $  (209,273)  $ (316,403)
Net Realized Gain on Investment Securities       3,743,987      859,523
Net Realized Loss on Option Contracts             (936,979)  (1,413,201)
Change in Unrealized Appreciation
 (Depreciation) of Investment Securities         2,406,667    4,157,666
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                5,004,402    3,287,585
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DISTRIBUTIONS FROM:
--------------------------------------------------------------------------------
Net Investment Income                                   --       (6,838)
Net Realized Gains                                      --       (4,559)
--------------------------------------------------------------------------------
Total Distributions                                     --      (11,397)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (1):
--------------------------------------------------------------------------------
Shares Issued                                     8,883,073   3,303,039
Shares Issued in Reinvestment of Distributions          --       10,402
Shares Redeemed                                 (4,177,302) (10,412,888)
--------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
 Share Transactions                              4,705,771   (7,099,447)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          9,710,173   (3,823,259)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of Period                             17,945,777   21,769,036
End of Period                                  $27,655,950  $17,945,777

--------------------------------------------------------------------------------
(1) SHARES ISSUED AND REDEEMED:
--------------------------------------------------------------------------------
Shares Issued                                      446,410      216,122
Shares Reinvested                                       --          768
Shares Redeemed                                   (207,593)    (687,394)
--------------------------------------------------------------------------------
                                                   238,817     (470,504)
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Financial Highlights

                                                     SIX MONTHS ENDED    YEAR ENDED     YEAR ENDED       YEAR ENDED
                                                        JUNE 30, 1999  DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            (UNAUDITED)         1998            1997          1996(*)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $17.27        $ 14.42         $ 14.49         $ 10.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                         (0.11)         (0.30)           0.06           (0.11)
Net Gain on Securities (Realized and Unrealized)             4.48           3.16            2.26            5.27
-------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                             4.37           2.86            2.32            5.16
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          --          (0.01)          (0.05)             --
Net Realized Gains                                             --             --           (2.31)          (0.67)
In Excess of Net Realized Gains                                --             --           (0.03)             --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                            --          (0.01)          (2.39)          (0.67)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $ 21.64        $ 17.27         $ 14.42         $ 14.49
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                25.30%(DAGGER)(DAGGER)         19.85%          15.66%          51.56%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                     $27,656        $17,946         $21,769         $14,379
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets              2.50%(DAGGER)          2.50%           2.50%          2.50%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursements)            3.02%(DAGGER)          3.44%           3.29%           4.60%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (1.98)%(DAGGER)         (1.72)%          0.37%          (1.27)%
Ratio of Net Investment Income (Loss)
  to Average Net Assets (Excluding Waivers
  and Reimbursements)                              (2.50)%(DAGGER)         (2.66)%         (0.42)%         (3.37)%
Portfolio Turnover Rate                     77.69%(DAGGER)(DAGGER)        585.63%         724.08%         568.93%



(DAGGER)          ANNUALIZED
(DAGGER)(DAGGER)  NON-ANNUALIZED
*                 FUND COMMENCED OPERATIONS ON JANUARY 1, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          SEMIANNUAL REPORT 1999
--------------------------------------------------------------------------------

Notes to Financial Statements (UNAUDITED)

1. ORGANIZATION

Needham Growth Fund (the "Fund") is a portfolio of The Needham Funds, Inc., which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995 and commenced operations on January 1, 1996.


2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended December 31, 1998, the Fund reclassed $313,254 of accumulated net investment loss to paid-in-capital. Net investment loss and net assets were not affected by this reclassification. At December 31, 1998, the Fund had a capital loss carryforward for federal income tax purposes of $838,712, which is available as a reduction of future net capital gains realized before the year 2006.

ORGANIZATIONAL COSTS: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from the estimates.


3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee and to reimburse expenses of the Fund in an amount that operates to limit annual operating expenses for the six months ended June 30, 1999 to not more than 2.50% of average daily net assets. For the six months ended June 30, 1999, the Advisor waived $54,443 of its fee. Included in the Statement of Net Assets as of June 30, 1999, is net amounts due to affiliates of $92,055, which represents investment advisory and distribution fees payable net of amounts to be reimbursed to the Fund from the Advisor.

PFPC Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.


4. DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc., an affiliate of the Advisor, and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of
0.25 of 1% of the Fund's daily average net assets. For the six months ended June 30, 1999, the Fund incurred $26,397 of distribution fees, which were primarily paid to Needham & Company, Inc.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (Continued) (UNAUDITED)

5. INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the six months ended June 30, 1999.

         Purchases             Sales
--------------------------------------------------------------------------------
Long transactions             $ 16,867,015       $16,278,593
Short sale transactions         20,534,820        21,492,077
--------------------------------------------------------------------------------
Total                          $37,401,835       $37,770,670
--------------------------------------------------------------------------------

At June 30, 1999, net unrealized appreciation of $7,511,265 was comprised of gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of $8,812,311 and $1,301,046, respectively.


6. OPTION TRANSACTIONS

The Fund may write call options on securities it owns or has the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

No options were written by the Fund for the six months ended June 30, 1999.


7. SHORT SALE TRANSACTIONS

During the six months ended June 30, 1999, the Fund sold securities short. An equivalent amount of securities owned by the Fund are segregated as collateral while the short sale is outstanding. At June 30, 1999, the market value of securities separately segregated to cover short positions was $6,442,261. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Net Assets as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at June 30, 1999 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.


8. COMPONENTS OF NET ASSETS

At June 30, 1999 net assets consisted of:

Paid-in-Capital                                   $18,456,366
Accumulated Net
   Realized Loss                                     (522,527)
Undistributed Net Realized Gains                    2,210,846
Net Unrealized Appreciation
   of Investment Securities                         7,511,265
--------------------------------------------------------------------------------
Total Net Assets                                  $27,655,950
--------------------------------------------------------------------------------
14

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


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

[GRAPHIC OMITTED]
NEEDHAM GROWTH FUND
445 PARK AVENUE
NEW YORK, NEW YORK 10022-2606
1-800-625-7071

INVESTMENT ADVISER:
NEEDHAM INVESTMENT MANAGEMENT L.L.C.
445 PARK AVENUE
NEW YORK, NY 10022-2606

   PRESIDENT
   ----------
   JOHN C. MICHAELSON

   EXECUTIVE VICE PRESIDENT
   AND PORTFOLIO MANAGER
   -------------------------
   PETER J. R. TRAPP

   DIRECTORS
   -------------------
   GEORGE A. NEEDHAM
   JOHN C. MICHAELSON
   ROGER W. JOHNSON
   JAMES P. POITRAS
   F. RANDALL SMITH

DISTRIBUTOR:
NEEDHAM & COMPANY, INC.
445 PARK AVENUE
NEW YORK, NY 10022-2606
212-371-8300

ADMINISTRATOR, SHAREHOLDER SERVICING
AGENT AND TRANSFER AGENT:
PFPC INC.
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
1-800-625-7071

CUSTODIAN:
PFPC TRUST COMPANY
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809

COUNSEL:
FULBRIGHT & JAWORSKI L.L.P.
666 FIFTH AVENUE
NEW YORK, NY 10103

INDEPENDENT ACCOUNTANTS:
ARTHUR ANDERSEN LLP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105